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                                                                       EXHIBIT 5

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                          AMERICAN GENERAL CORPORATION


                                       TO



                              BANKERS TRUST COMPANY

                                     TRUSTEE


                      -----------------------------------



                               JUNIOR SUBORDINATED
                                    INDENTURE


                          DATED AS OF NOVEMBER 15, 1997




                      -----------------------------------




                       JUNIOR SUBORDINATED DEBT SECURITIES




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                                Table of Contents


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                                                             ARTICLE I

                                        DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
         SECTION 1.1.      Definitions..........................................................................  1
         SECTION 1.2.      Compliance Certificate and Opinions.................................................. 11
         SECTION 1.3.      Forms of Documents Delivered to Trustee.............................................. 12
         SECTION 1.4.      Acts of Holders...................................................................... 13
         SECTION 1.5.      Notices, etc. to Trustee and Company................................................. 15
         SECTION 1.6.      Notice to Holders; Waiver............................................................ 16
         SECTION 1.7.      Conflict with Trust Indenture Act.................................................... 16
         SECTION 1.8.      Effect of Headings and Table of Contents............................................. 16
         SECTION 1.9.      Successors and Assigns............................................................... 16
         SECTION 1.10.     Separability Clause.................................................................. 17
         SECTION 1.11.     Benefits of Indenture................................................................ 17
         SECTION 1.12.     Governing Law........................................................................ 17
         SECTION 1.13.     Non-Business Days.................................................................... 17

                                                            ARTICLE II

                                                          SECURITY FORMS

         SECTION 2.1.      Forms of Securities.................................................................. 18
         SECTION 2.2.      Form of Trustee's Certificate of Authentication...................................... 19
         SECTION 2.3.      Securities in Global Form............................................................ 19
         SECTION 2.4.      Additional Provisions Required in a Global Security.................................. 19

                                                            ARTICLE III

                                                          THE SECURITIES

         SECTION 3.1.      Title and Terms...................................................................... 20
         SECTION 3.2.      Denominations........................................................................ 23
         SECTION 3.3.      Execution, Authentication, Delivery and Dating....................................... 24
         SECTION 3.4.      Temporary Securities................................................................. 25
         SECTION 3.5.      Registration, Transfer and Exchange.................................................. 26
         SECTION 3.6.      Mutilated, Destroyed, Lost and Stolen Securities..................................... 28
         SECTION 3.7.      Payment of Interest; Interest Rights Preserved....................................... 29
         SECTION 3.8.      Persons Deemed Owners................................................................ 31
         SECTION 3.9.      Cancellation......................................................................... 31
         SECTION 3.10.     Computation of Interest.............................................................. 31
         SECTION 3.11.     Deferrals of Interest Payment Dates.................................................. 32
         SECTION 3.12.     Right of Set-Off..................................................................... 33
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         SECTION 3.13.     Agreed Tax Treatment................................................................. 33
         SECTION 3.14.     Shortening or Extension of Stated Maturity........................................... 34
         SECTION 3.15.     CUSIP Numbers........................................................................ 34

                                                                ARTICLE IV

                                                         SATISFACTION AND DISCHARGE

         SECTION 4.1.      Satisfaction and Discharge of Indenture.............................................. 35
         SECTION 4.2.      Application of Trust Money........................................................... 36


                                                                ARTICLE V

                                                                 REMEDIES

         SECTION 5.1.      Events of Default.................................................................... 36
         SECTION 5.2.      Acceleration of Maturity; Rescission and Annulment................................... 38
         SECTION 5.3.      Collection of Indebtedness and Suits for Enforcement by Trustee...................... 39
         SECTION 5.4.      Trustee May File Proofs of Claim..................................................... 40
         SECTION 5.5.      Trustee May Enforce Claim Without Possession of Securities........................... 41
         SECTION 5.6.      Application of Money Collected....................................................... 41
         SECTION 5.7.      Limitation on Suits.................................................................. 42
         SECTION 5.8.      Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct
                             Action by Holders of Preferred Securities.......................................... 43
         SECTION 5.9.      Restoration of Rights and Remedies................................................... 43
         SECTION 5.10.     Rights and Remedies Cumulative....................................................... 43
         SECTION 5.11.     Delay or Omission Not Waiver......................................................... 44
         SECTION 5.12.     Control by Holders................................................................... 44
         SECTION 5.13.     Waiver of Past Defaults.............................................................. 44
         SECTION 5.14.     Undertaking for Costs................................................................ 45
         SECTION 5.15.     Waiver of Usury, Stay or Extension Laws.............................................. 45

                                                                ARTICLE VI

                                                               THE TRUSTEE

         SECTION 6.1.      Certain Duties and Responsibilities.................................................. 46
         SECTION 6.2.      Notice of Defaults................................................................... 47
         SECTION 6.3.      Certain Rights of Trustee............................................................ 47
         SECTION 6.4.      Not Responsible for Recitals or Issuance of Securities............................... 48
         SECTION 6.5.      May Hold Securities.................................................................. 49
         SECTION 6.6.      Money Held in Trust.................................................................. 49
         SECTION 6.7.      Compensation and Reimbursement....................................................... 49
         SECTION 6.8.      Disqualification; Conflicting Interests.............................................. 50
         SECTION 6.9.      Corporate Trustee Required; Eligibility.............................................. 50
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         SECTION 6.10.     Resignation and Removal; Appointment of Successor.................................... 51
         SECTION 6.11.     Acceptance of Appointment by Successor............................................... 52
         SECTION 6.12.     Merger, Conversion, Consolidation or Succession to Business.......................... 54
         SECTION 6.13.     Preferential Collection of Claims Against Company.................................... 54
         SECTION 6.14.     Appointment of Authenticating Agent.................................................. 54

                                                              ARTICLE VII

                                           HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.1.      Company to Furnish Trustee Names and Addresses of Holders............................ 56
         SECTION 7.2.      Preservation of Information, Communications to Holders............................... 57
         SECTION 7.3.      Reports by Trustee................................................................... 57
         SECTION 7.4.      Reports by Company................................................................... 57

                                                              ARTICLE VIII

                                          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 8.2.      Successor Person to be Substituted for Company....................................... 58
         SECTION 8.3.      Officers' Certificate and Opinion of Counsel to be Given to Trustee.................. 59

                                                               ARTICLE IX

                                                         SUPPLEMENTAL INDENTURES

         SECTION 9.1.      Supplemental Indentures without Consent of Holders................................... 59
         SECTION 9.2.      Supplemental Indentures with Consent of Holders...................................... 61
         SECTION 9.3.      Execution of Supplemental Indentures................................................. 63
         SECTION 9.4.      Effect of Supplemental Indentures.................................................... 63
         SECTION 9.5.      Conformity with Trust Indenture Act.................................................. 63
         SECTION 9.6.      Reference in Securities to Supplemental Indentures................................... 63

                                                               ARTICLE X

                                                               COVENANTS

         SECTION 10.1.     Payment of Principal, Premium and Interest........................................... 64
         SECTION 10.2.     Maintenance of Office or Agency...................................................... 64
         SECTION 10.3.     Money for Security Payments to be Held in Trust...................................... 65
         SECTION 10.4.     Statement as to Compliance........................................................... 66
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         SECTION 10.5.     Waiver of Certain Covenants.......................................................... 67
         SECTION 10.6.     Additional Covenants................................................................. 67
         SECTION 10.7      Payment of Expenses.................................................................. 68

                                                              ARTICLE XI

                                                      REDEMPTION OF SECURITIES

         SECTION 11.1.     Applicability of This Article........................................................ 69
         SECTION 11.2.     Election to Redeem; Notice to Trustee................................................ 69
         SECTION 11.3.     Selection of Securities to be Redeemed............................................... 69
         SECTION 11.4.     Notice of Redemption................................................................. 70
         SECTION 11.5.     Deposit of Redemption Price.......................................................... 71
         SECTION 11.6.     Payment of Securities Called for
                                    Redemption.................................................................. 71

                                                              ARTICLE XII

                                                             SINKING FUNDS

         SECTION 12.1.     Applicability of Article............................................................. 72
         SECTION 12.2.     Satisfaction of Sinking Fund Payments with Securities................................ 73
         SECTION 12.3.     Redemption of Securities for Sinking Fund............................................ 73

                                                             ARTICLE XIII

                                                     SUBORDINATION OF SECURITIES

         SECTION 13.1.     Securities Subordinate to Senior Indebtedness........................................ 75
         SECTION 13.2.     Payment of Proceeds Upon Dissolution, Etc............................................ 75
         SECTION 13.3.     No Payment When Senior Indebtedness in Default....................................... 77
         SECTION 13.4.     Payment Permitted If No Default...................................................... 78
         SECTION 13.5.     Subrogation To Rights of Holders of Senior Indebtedness.............................. 78
         SECTION 13.6.     Provisions Solely To Define Relative Rights.......................................... 79
         SECTION 13.7.     Trustee To Effectuate Subordination.................................................. 79
         SECTION 13.8.     No Waiver of Subordination Provisions................................................ 80
         SECTION 13.9.     Trust Moneys Not Subordinated........................................................ 80
         SECTION 13.10.    Notice to Trustee.................................................................... 81
         SECTION 13.11.    Reliance On Judicial Order or Certificate of Liquidating Agent....................... 82
         SECTION 13.12.    Trustee Not Fiduciary For Holders of Senior Indebtedness............................. 82
         SECTION 13.13.    Rights of Trustee As Holder of Senior Indebtedness; Preservation of
                            Trustee's Rights.................................................................... 82
         SECTION 13.14.    Article Applicable To Paying Agents.................................................. 83
         SECTION 13.15.    Reliance by Holders of Senior Indebtedness on Subordination Provisions............... 83
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                                                               ARTICLE XIV

                                                         MISCELLANEOUS PROVISIONS


         SECTION 14.1.     No Recourse Against Others........................................................... 83
         SECTION 14.2.     Additional Interest.................................................................. 83
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         JUNIOR SUBORDINATED INDENTURE, dated as of November 15, 1997, between
AMERICAN GENERAL CORPORATION, a Texas corporation (hereinafter called the
"Company"), and BANKERS TRUST COMPANY, a New York banking corporation, as
Trustee (hereinafter called the "Trustee").


                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured junior subordinated debt securities in series (hereinafter called the "Securities") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Trust," and, collectively, the "Trusts") of preferred trust interests in such Trusts (the "Preferred Securities") and common interests in such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

         All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         This Indenture is subject to the provisions of the Trust Indenture Act (as hereinafter defined) and the rules and regulations of the Commission (as hereinafter defined) promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

         NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.1.      Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided in or pursuant to this Indenture or unless the context otherwise requires:


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         (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; provided, that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company;

         (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (5) A series of Preferred Securities related to a particular series of Securities means the series of Preferred Securities the proceeds of the sale of which were loaned to the Company in exchange for such series of Securities, and the Guarantee related to such series of Preferred Securities means the Guarantee pursuant to which the Company has guaranteed, to the extent stated therein, the payment of distributions on and certain other amounts with respect to, such series of Preferred Securities; and

         (6) The term "day," unless designated as a "Business Day," means a calendar day.

         "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Additional Interest" means the interest, if any, that shall accrue on any interest on the Securities of any series the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security.

         "Administrative Trustee" means, in respect of any Trust, each Person identified as an "Administrative Trustee" in the related Declaration of Trust, solely in such Person's capacity as Administrative Trustee of such Trust under such Declaration of Trust and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.


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


         "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding the power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person, (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person, (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, (d) a partnership in which the specified Person is a general partner, (e) any officer or director of the specified Person, and (f) if the specified Person is an individual, any entity of which the specified Person is an officer, director or general partner.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee thereof.

         "Board Resolution" means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" shall mean, with respect to any series of Securities, any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

         "Capitalized Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" has the meaning specified in the first recital of this Indenture.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, the Vice Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date of this Indenture is located at 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group--Capital Market Services.

         "corporation" includes a corporation, association, company, joint-stock company or business trust.

         "Declaration of Trust" means the Declaration of Trust for each Trust, as amended by such Amended and Restated Declaration of Trust as may be specified as contemplated by Section 3.1 with respect to the Securities of any series, in each case as amended from time to time.

         "Defaulted Interest" has the meaning specified in Section 3.7.

         "Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company pursuant to
Section 3.1 with respect to such series (or any successor thereto).

         "Designated Senior Holder" means, with respect to any Senior Indebtedness, the Person designated as such in accordance with the terms of the instrument evidencing such Senior Indebtedness or, if no Person is so designated, any trustee, agent, fiduciary, representative, group or Person authorized to act on behalf of the holders of such Senior Indebtedness.

         "Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

         "Distributions," with respect to the Trust Securities issued by any Trust, means amounts payable in respect of such Trust

Securities as provided in the related Declaration of Trust and referred to therein as "Distributions."

         "Dollar" means the currency of the United States that, as at the time of payment, is legal tender for the payment of public and private debts.

         "Event of Default," unless otherwise specified in the supplemental indenture or Board Resolution creating a series of Securities, has the meaning specified in Article V.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Extension Period" has the meaning specified in Section 3.11.

         "Global Security" means a Security described in Section 2.3 evidencing all or part of a series of Securities, issued to the Depository or its nominee for such series, and registered in the name of such Depository or its nominee.

         "Guarantee" means any guarantee by the Company of distributions on the Preferred Securities of a Trust to the extent provided in the Guarantee Agreement.

         "Guarantee Agreement" means such Preferred Securities Guarantee Agreement as may be specified as contemplated by Section 3.1 with respect to the Preferred Securities of any series, in each case as amended from time to time.

         "Holder" means a Person in whose name a Security is registered in the Securities Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of each particular series of Securities established as contemplated by Section 3.1.

         "Interest Payment Date" means as to each series of Securities the Stated Maturity of an installment of interest on such Securities.

         "mandatory sinking fund payment" has the meaning specified in Section 12.1.

         "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated

Maturity or by declaration of acceleration, notice of redemption or otherwise and includes any Redemption Date.

         "Notice of Default" means a written notice of the kind specified in
Section 5.1(4).

         "Officers" shall mean any of the Chairman, the Vice Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.

         "Officers' Certificate" shall mean a certificate signed by two Officers and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee.

         "optional sinking fund payment" has the meaning specified in Section
                 12.1.

         "Original Issue Date" means the date of issuance specified as such in each Security.

         "Other Debentures" means (i) the 8.45% Series A Junior Subordinated Debentures of the Company; the 6% Series A Convertible Junior Subordinated Debentures due 2025 of the Company; the 8 1/8% Series B Junior Subordinated Debentures of the Company; the 7.57% Junior Subordinated Deferrable Interest Debentures, Series A of the Company; and the 8 1/8% Junior Subordinated Deferrable Interest Debentures, Series B of the Company and (ii) all other Junior Subordinated Debentures issued by the Company from time to time and sold to Trusts or trusts to be established by the Company (if any), similar to the Trusts.

         "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation (including, without limitation, any Securities converted or exchanged pursuant to any conversion or exchange provisions of such Securities);

                  (ii) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; and

                  (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

         "Payment Blockage Period" has the meaning specified in Section 13.3.

         "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint-stock company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of (and premium, if any) and interest on the Securities of such series are payable pursuant to Sections 3.1 and 3.11.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

         "Preferred Securities" has the meaning specified in the first recital of this Indenture.

         "Proceeding" has the meaning specified in Section 13.2.

         "Property Trustee" means, in respect of any Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Declaration of Trust, solely in its capacity as Property Trustee of such Trust under such Declaration of Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

         "Redemption Date," when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed as determined by or pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities of a series means, unless otherwise provided pursuant to Section 3.1 with respect to Securities of a series, the date which is fifteen days next preceding such Interest Payment Date (whether or not a Business Day).

         "Responsible Officer" shall mean, when used with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, secretary, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

         "Securities Payment" has the meaning specified in Section 13.2.

         "Security" or "Securities" means any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture.

         "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

         "Senior Indebtedness" means the principal of, and any premium and interest on, and any other payment due pursuant to, any of the following, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed:

                  (i) all obligations of the Company for money borrowed;

                  (ii) all obligations of the Company evidenced by notes, debentures, bonds or other securities, including, without limitation, the 13 1/2% Restricted Subordinated Notes Due 2002 of the Company issued pursuant to an Indenture, dated as of January 3, 1994, between the Company and Texas Commerce Bank, National Association and obligations incurred, created or assumed in connection with the acquisition of property, assets or business;

                  (iii) all Capitalized Lease Obligations of the Company;

                  (iv) all reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company;

                  (v) all obligations of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business);

                  (vi) all payment obligations of the Company under any interest rate, currency or commodity swap agreement, option agreement, hedge agreement, forward contract, or similar agreement designed to protect the Company or another Person against fluctuations in interest rates, exchange rates or commodity prices;

                  (vii) all obligations of the type referred to in clauses (i) through (vi) above of another Person and all dividends of another Person, the payment of which, in either case, the Company has assumed or guaranteed, or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise; and

                  (viii) all amendments, modifications, renewals, extensions, refinancings, replacements and refundings by the Company of any such indebtedness or obligations referred to in clauses (i) through (vii) above (and of any such amended, modified, renewed, extended, refinanced, replaced or refunded indebtedness or obligations);

provided, however, that the following shall not constitute Senior Indebtedness:
(a) the Securities; the 8.45% Series A Junior Subordinated Debentures of the Company; the 6% Series A Convertible Junior Subordinated Debentures due 2025 of the Company; the 8 1/8% Series B Junior Subordinated Debentures of the Company; the 7.57% Junior Subordinated Deferrable Interest Debentures, Series A of the Company; and the 8 1/8% Junior Subordinated Deferrable Interest Debentures, Series B of the Company, each of which ranks pari passu with the Securities; (b) any Guarantee executed with respect to a Trust; the Guarantee Agreement of the Company dated as of May 24, 1995 in respect of the 8.45% Cumulative Monthly Income Preferred Securities, Series A and the 8 1/8% Cumulative Monthly Income Preferred Securities, Series B issued by American General Capital, L.L.C., a Delaware limited liability company; the Guarantee Agreement of the Company dated as of May 24, 1995 in respect of the 6% Convertible Monthly Income Preferred Securities, Series A issued by American General Delaware, L.L.C., a Delaware limited liability company; the Guarantee Agreement of the Company dated as of December 4, 1996 in respect of the 7.57% Capital Securities, Series A issued by American General Institutional Capital A, a Delaware business trust, and the Guarantee Agreement of the Company dated as of March 14, 1997 in respect of the 8 1/8% Capital Securities, Series B issued by American General Institutional Capital B, a Delaware business trust, and (c) any indebtedness, renewal, extension, refinancing, replacement, refunding, assumption, guarantee or other obligation which expressly provides, or in the instrument creating or evidencing the same or the assumption or guarantee of the same it is expressly provided, that such indebtedness, renewal, extension, refinancing, replacement, refunding, assumption, guarantee or other obligation is junior in right of payment to or is pari passu with the Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

         "Senior Nonmonetary Default" has the meaning specified in Section 13.3.

         "Senior Payment Default" has the meaning specified in Section 13.3.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest (including any Additional Interest) thereon, means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable, in the case of such principal, as such date may be shortened or extended as provided pursuant to the terms of such Security and this Indenture.

         "Subsidiary" means any corporation of which at the time of determination the Company and/or one or more Subsidiaries owns or controls, directly or indirectly, more than 50% of the outstanding shares of voting stock.

         "Trust" or "Trusts" means each of American General Capital I, American General Capital II, American General Capital III or American General Capital IV, as appropriate, or such Trusts collectively.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

         "Trust Securities" has the meaning specified in the first recital of this Indenture.

         "United States," except as otherwise provided in or pursuant to this Indenture, means The United States of America (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

         "Vice President" when used with respect to the Company, means any duly appointed or elected vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         SECTION 1.2. Compliance Certificate and Opinions.

         Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, provided that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.4) shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.3. Forms of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.4. Acts of Holders.

         (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (3) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

         (4) The ownership of Securities shall be proved by the Securities Register.

         (5) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         (6) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

         (7) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         SECTION 1.5. Notices, etc. to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (1) the Trustee by any Holder, any holder of Preferred Securities or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Group--Capital Market Services, or

         (2) the Company by the Trustee, any Holder or any holder of Preferred Securities shall be sufficient for every purpose (except as otherwise provided in Section 5.1) hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at 2929 Allen Parkway, Houston, TX 77019-2155, Attention: Treasurer or at any other address previously furnished in writing to the Trustee by the Company.

         SECTION 1.6. Notice to Holders; Waiver.

         Except as otherwise expressly provided in or pursuant to the provisions of this Indenture, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 1.7. Conflict with Trust Indenture Act.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

         SECTION 1.8. Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.9. Successors and Assigns.

         The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article VIII.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not and all rights of the Company hereunder shall inure to the benefit of its successors and assigns.

         SECTION 1.10. Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         No provision of this Indenture or of any Security shall require the payment or permit the collection of interest (including any Additional Interest) in excess of the maximum which is not prohibited by law. If any such excess interest is provided for herein or in any Security, which shall be adjudicated to be so provided for, then the Company shall not be obligated to pay such interest in excess of the maximum not prohibited by law until such time, if any, as it shall become legal to do so.

         SECTION 1.11. Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Securities Registrar, any Paying Agent, any Authenticating Agent, and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Securities and, to the extent expressly provided in Sections 5.8, 5.9, 5.11, 9.1 and 9.2, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture. A holder of a Preferred Security shall not have the right, as such a holder, to enforce any other provision of this Indenture.

         SECTION 1.12. Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof.

         SECTION 1.13. Non-Business Days.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest (including any Additional Interest) or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day (with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

                                   ARTICLE II

                                 SECURITY FORMS

         SECTION 2.1. Forms of Securities.

         The Securities of each series shall be in such form or forms (including permanent or temporary global form) as shall be established in one or more indentures supplemental hereto or by or pursuant to a Board Resolution in accordance with Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by or pursuant to this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 with respect to the authentication and delivery of such Securities.

         Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, the Securities of each series shall be issuable in registered form without coupons.

         The definitive Securities shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

         SECTION 2.2. Form of Trustee's Certificate of Authentication.

         The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                      --------------------------
                                                                      as Trustee


                                                   By
                                                      --------------------------
                                                            Authorized Signatory

         SECTION 2.3.     Securities in Global Form.

         Unless otherwise provided in or pursuant to this Indenture, the Securities shall not be issuable in global form. If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges (each, a "Global Security"). Any endorsement of any Global Security to reflect the amount, or any increase of decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 3.3. or 3.4 with respect thereto. Subject to the provisions of Section 3.3 and, if applicable, Section 3.4, the Trustee shall deliver and redeliver any Global Security in permanent form in the manner and upon instruction given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.3 or 3.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Global Security shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by and Opinion of Counsel.

         SECTION 2.4 Additional Provisions Required in a Global Security

         Any Global Security issued hereunder shall bear a legend in substantially the following form:

         "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository."

                                   ARTICLE III

                                 THE SECURITIES

         SECTION 3.1. Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. The terms of the Securities in addition to or in lieu of those set forth in this Indenture shall be determined or established in any one or more of the following ways: (1) in one or more indentures supplemental hereto; (2) in one or more Board Resolutions; or (3) in a manner specified in or authorized by one or more Board Resolutions (in which case such Board Resolutions shall be included in or attached to an Officers' Certificate setting forth such terms or the manner in which such terms are to be determined or established). The terms to be so determined or established shall include:

         (1) the title of the securities of such series, which shall distinguish the Securities of the series from all other Securities;

         (2) the limit, if any, upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.6 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder); provided, however, that the authorized aggregate principal amount of such series may be increased above such amount by a Board Resolution to such effect;

         (3) the Maturity or Maturities on which the principal of the Securities of such series is payable or the method of determination thereof, the terms and conditions, if any, upon which the Company may re-borrow the proceeds from such a payment or exchange such Securities for new Securities or other securities on any such payment date or dates and the terms and conditions, if any, upon which the Company may shorten or extend the Stated Maturity of the Securities of such series after such Securities have been issued;

         (4) the rate or rates, if any, at which the Securities of such series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the Interest Payment Dates on which such interest shall be payable, the right, pursuant to Section 3.11 or as otherwise set forth therein, of the Company to defer or extend an Interest Payment Date and the maximum duration of any such deferral or extension, and the Regular Record Date for the interest payable on any Interest Payment Date or the method by which any of the foregoing shall be determined;

         (5) the place or places where the principal of (and premium, if any) and interest on the Securities of such series shall be payable, the place or places where the Securities of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Securities of such series may be made;

         (6) the period or periods within or the date or dates on which, if any, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company;

         (7) the obligation, if any, of the Company to redeem, repay or purchase the Securities of such series pursuant to any sinking fund, amortization or analogous provisions, or at the option of a Holder thereof, or upon the occurrence of a specified event, and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

         (8) the denominations in which any Securities of such series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

         (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated and the manner of determining the equivalent thereof in Dollars for purposes of the definition of the term Outstanding;

         (10) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to such Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein, any change in the right of the Trustee or Holders to declare the principal of, and any premium and interest on, such Securities due and payable, and any additions to the definitions currently set forth in this Indenture;

         (11) if other than the principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof;

         (12) the additions or changes, if any, to this Indenture with respect to the Securities of such series as shall be necessary to permit or facilitate the issuance of the Securities of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

         (13) whether the amount of payments of principal of and any premium or interest (including any Additional Interest) on such Securities may be determined with reference to an index, formula or other method or methods (which index, formula or method or methods may be based, without limitation, on one or more currencies, commodities, equity indices or other indices) and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

         (14) whether the Securities of the series, or any portion thereof, shall initially be issuable in the form of a temporary Global Security representing all or such portion of the Securities of such series and provisions for the exchange of such temporary Global Security for definitive Securities of such series;

         (15) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of those set forth in Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of

Persons other than the Depository for such Global Security or a nominee thereof;

         (16) if there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent and Authenticating Agent with respect to such Securities;

         (17) the terms and conditions, if any, upon which such Securities may be convertible into or exchanged for any property or other securities of any kind, including the initial conversion or exchange price or rate, the conversion or exchange period, the circumstances under which any such conversion or exchange right may expire, and any other provision in addition to or in lieu of those set forth in this Indenture;

         (18) the form or forms of the Amended and Restated Declaration of Trust and Guarantee Agreement;

         (19) the relative degree, if any, to which the Securities of the series shall be senior to, pari passu with or subordinated to other series of Securities or securities in right of payment, whether such other series of Securities or securities are outstanding or not;

         (20) the right, if any, of the Company to defease certain of its obligations under this Indenture and the terms, conditions and provisions relating thereto; and

         (21) any other terms of the Securities of such series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in the terms of such Securities determined or established as provided above.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIII.

         SECTION 3.2. Denominations.

         The Securities of each series shall be in registered form without coupons and shall be issuable in denominations of $1,000 and any integral multiple thereof, unless otherwise specified as contemplated by Section 3.1.

         SECTION 3.3. Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman, its Vice Chairman, its President or one of its Vice Presidents under its corporate seal reproduced thereon by and attested by its Treasurer or Secretary or one of its Assistant Treasurers or Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that:

         (1) the form and terms of such Securities, or the manner of determining such terms, have been established in conformity with the provisions of this Indenture; and

         (2) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 3.4. Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, in the manner provided in Section 3.3, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities of such series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary securities may be in global form.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities of such series, containing identical terms and provisions, upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 3.5. Registration, Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms, upon surrender of the Securities to be exchanged at such office or agency. Whenever any securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Securities Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (i) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Depository is required to be so registered to act as depository, in each case unless the Company has approved a successor Depository within 90 days,
(B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) the Company in its sole discretion determines that such Global Security will be so exchangeable or transferable or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1.

         (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.4, 3.6, 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

         Except as otherwise provided in or pursuant to this Indenture, the Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of like tenor and the same series under Section 11.3 or Article XII and ending at the close of business on the day of the mailing of the relevant notice of redemption, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed or (iii) to issue, register the transfer of or exchange any Security which, in accordance with its terms, has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

         SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity, and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same issue and series of like tenor and principal amount, having the same Original Issue Date and Stated Maturity as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 3.7.    Payment of Interest; Interest Rights Preserved.

         Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 3.1, interest (including any Additional Interest) on any Security of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest in respect of Securities of such series, except that, unless otherwise provided in the Securities of such series, interest payable on the Stated Maturity of the principal of a Security shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security of any series which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security or in the Board Resolution pursuant to Section 3.1 with respect to the related series of Securities. If a series of Securities is convertible into shares of common stock, then, unless otherwise specified with respect to such Securities in accordance with the provisions of Section 3.1, interest on such Interest Payment Date shall be payable to each Holder on the related Regular Record Date notwithstanding the conversion of any such Security between such Regular Record Date and such Interest Payment Date.

         Any interest on any Security which is payable, but is not timely paid or duly provided for (other than by reason of an extension of an interest payment period), on any Interest Payment Date for Securities of such series (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

         (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series in respect of which interest is in default (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security of such series at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

         (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of the series in respect of which interest is in default may be listed and, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.8. Persons Deemed Owners.

         The Company, the Trustee, any Authenticating Agent and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee, any Authenticating Agent or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No owner of a beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner and Holder of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 3.9. Cancellation.

         All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary practices, subject to applicable law.

         SECTION 3.10. Computation of Interest.

         Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series for any period shall be computed on the basis of a 360- day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month.

         SECTION 3.11.   Deferrals of Interest Payment Dates.

         If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such Securities, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by Section 3.1 (each, an "Extension Period") during which Extension Periods no interest shall be due and payable. At the end of any such Extension Period, the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu in all respects with or junior in interest to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation or extension of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee with respect to the Preferred Securities relating to such Securities and (d) as a result of a reclassification of the Company's capital stock or the conversion or exchange of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (f) acquisitions of common stock of the Company in connection with the satisfaction by the Company or any of its Subsidiaries of its obligations under any benefit plan for its directors, officers or employees). Before the termination of any such Extension Period, the Company may further defer payments of interest by further extending such period, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest and additional amounts then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. If the Property Trustee of a Trust is the only registered holder of such Securities at the time the Company elects an Extension Period, the Company shall give written notice to the Administrative Trustees of such Trust, the Property Trustee of such Trust and the Trustee of its election of such Extension Period (or an extension thereof) at least five Business Days before the earlier of (i) the date on which distributions on the Trust Securities issued by such Trust would have been payable except for the election to begin or extend such Extension Period, or
(ii) the date the Administrative Trustees are required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Preferred Securities issued by the Trust, but in any event at least five Business Days before such record date. If the Property Trustee is not the only Holder of the Securities at the time the Company elects an Extension Period, the Company shall give the Holders of the Securities and the Trustee written notice of its election of such Extension Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to any national securities exchange. There is no limitation on the number of times that the Company may elect to begin an Extension Period.

         SECTION 3.12.   Right of Set-Off.

         With respect to the Securities of a series issued to a Trust, notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee relating to such Security or under Section 5.8 of this Indenture.

         SECTION 3.13. Agreed Tax Treatment.

         Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States Federal, State and local tax purposes it is intended that such Security constitute indebtedness.

         SECTION 3.14. Shortening or Extension of Stated Maturity.

         If specified as contemplated by Section 2.1 or Section 3.1 with respect to the Securities of a particular series, the Company shall have the right to
(i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such series, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, but in no event to a date later than such date as shall be so specified with respect to the Securities of such series. If the Company elects to exercise its right to shorten or extend the Stated Maturity of Securities of a series, the Company shall give the Trustee notice of such election within the time period specified as contemplated by
Section 3.1. The Company shall also give notice of the Company's election to the Holders of the Outstanding Securities of such series in the manner and within the time period as may be specified as contemplated by Section 3.1. If requested by the Company, the Trustee, at the expense of the Company, shall give such notice to the Holders of the Outstanding Securities of such series.

         Securities of a series whose Stated Maturity has been shortened or extended that are authenticated and delivered after the shortening or extension of the Stated Maturity of such Securities may, and shall if required by the Company, bear a notation in such form as shall be approved by the Company as to the change of such Stated Maturity. If the Company shall so determine, new Securities of any series whose Stated Maturity has been changed, modified so as to conform in the opinion of the Company to such change, may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

         SECTION 3.15. CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP", "ISIN" and "Common Code" numbers (if then generally in use), and, if so, the Trustee shall use such numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         SECTION 4.1. Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Company Request, cease to be of further effect with respect to any series of Securities specified in such Company Request (except as (i) otherwise may be specified with respect to such series of Securities as contemplated by Section 3.1, (ii) to any right to receive payments of the principal of, premium, if any, and interest (including any Additional Interest) on the Securities of such series from the funds described below, and
(iii) otherwise provided in this Section 4.1), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

         (1) either

         (a) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust by the Company or segregated and held in trust and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

         (b) all such Securities of such series not theretofore delivered to the Trustee for cancellation

         (i) have become due and payable, or

         (ii) will become due and payable at their Maturity within one year of the date of deposit, or

         (iii) a are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the

Securities of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest (including any Additional Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Maturity or Redemption Date thereof, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to a series of Securities, the obligations with respect to the right of registration of transfer or exchange of Securities of such series provided for herein, the obligations with respect to any conversion or exchange of Securities of such series provided pursuant to Section 3.1, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been irrevocably deposited with the Trustee pursuant to paragraph (b) of subsection
(1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

         SECTION 4.2. Application of Trust Money.

         (1) Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest (including any Additional Interest) for whose payment such money has been deposited with or received by the Trustee.

                                    ARTICLE V

                                    REMEDIES

         SECTION 5.1. Events of Default.

         "Event of Default," wherever used herein with respect to Securities of any series (unless otherwise specified with respect to such series of Securities in accordance with Section 3.1), means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

         (2) default in the payment of all or any part of the principal of (or premium, if any, on) any Security of that series as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration of maturity or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; provided that a valid exchange of a Security upon its Maturity for another Security pursuant to this Indenture or the supplemental indenture, Board Resolution or other instrument authorizing Securities of that series shall not constitute a default in the payment of the principal of the Security being exchanged for this purpose; or

         (3) if applicable to the Securities of that series, failure by the Company to issue the property or other securities upon an election by the Holder or Holders of such Securities to convert such Securities into property or other securities, as the case may be, pursuant to the supplemental indenture, Board Resolution or other instrument authorizing such series of Securities; or

         (4) default in the performance, or breach, in any material respect, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (5) a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Company in an involuntary proceeding under any applicable United States bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of all or any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (6) the Company shall have commenced a voluntary proceeding under any applicable United States bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of all or any substantial part of its property, or shall have made an assignment for the benefit of creditors, or shall have failed generally to pay its debts as they become due; or

         (7) any other Event of Default provided with respect to Securities of that series.

         SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

         Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, if an Event of Default (other than an Event of Default specified in Section 5.1(5) or 5.1(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon such declaration the same shall become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Securities shall remain subordinated to the extent provided in Article XIII notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default specified in Section 5.1(5) or 5.1(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if the Securities of that series are Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms of that series) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         The foregoing provisions, however, are subject to the condition that, if at any time after the principal of the Securities of a series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,
(i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay (A) all matured installments of interest upon all the Securities of that series and the principal of and premium, if any, on any and all Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities of that series to the date of such payment or deposit) and (B) such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith; and (ii) any and all Events of Default with respect to Securities of that series under the Indenture shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the Holders of a majority in aggregate principal amount of the Securities of that series then Outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders of the Securities of the applicable series shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of the Securities of that series shall continue as though no such proceeding had been taken.

         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by
                      Trustee.

         The Company covenants that if:

         (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, including any sinking fund payment or analogous obligations (and premium, if any) and interest, and, in addition thereto, all amounts owing the Trustee under Section 6.7.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 5.4. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

         (1) the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (including any Additional Interest) owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

         (b) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

         (2) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

         SECTION 5.5. Trustee May Enforce Claim Without Possession of
                      Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 5.6. Application of Money Collected.

         Any money or property collected or to be applied by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

         SECOND: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XIII;

         THIRD: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest (including any Additional Interest) on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference or priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

         FOURTH: To the Company.

         SECTION 5.7. Limitation on Suits.

         Subject to Section 5.8, no Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

         (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

         (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

         SECTION 5.8. Unconditional Right of Holders to Receive Principal,
                      Premium and Interest; Direct Action by Holders of Preferred Securities.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Securities of a series issued to a Trust, any holder of the corresponding series of Preferred Securities issued by such Trust shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Company for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.7) interest on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Declaration of Trust under which such Trust is formed) of such Preferred Securities of the corresponding series held by such holder.

         SECTION 5.9. Restoration of Rights and Remedies.

         If the Trustee, any Holder or any holder of Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then and in every such case the Company, the Trustee, the Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of Preferred Securities shall continue as though no such proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative.

         Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not Waiver.

         No delay or omission of the Trustee, any Holder of any Security or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

         Every right and remedy given by this Article or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may be.

         SECTION 5.12. Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

         (1) such direction shall not be in conflict with any rule of law or with this Indenture,

         (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

         SECTION 5.13. Waiver of Past Defaults.

         The Holders of a majority in principal amount of the Outstanding Securities of any series may waive any past default hereunder and its consequences with respect to such series except a default:

         (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

         (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Any such waiver shall be deemed to be on behalf of the Holders of all the Securities of such series.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 5.14. Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant (other than the Company and the Trustee) in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest (including any Additional Interest) on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date), or to any suit instituted by any Holder for the enforcement of any right to convert or exchange such Security into or for property or other securities.

         SECTION 5.15. Waiver of Usury, Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE VI

                                   THE TRUSTEE

         SECTION 6.1. Certain Duties and Responsibilities.

         (1) Except during the continuance of an Event of Default,

         (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

         (a) this Subsection shall not be construed to limit the effect of Subsection (1) of this Section;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series.

         (4) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (5) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 6.2. Notice of Defaults.

         Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Securities Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders of Securities of such series shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 6.3. Certain Rights of Trustee.

         Subject to the provisions of Section 6.1:

         (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security to the Trustee for authentication and delivery pursuant to Section 3.3 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Security or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         (8) The Trustee shall not be charged with knowledge of any Event of Default (other than a default in payment with respect to a Security due on a fixed date and with respect to which the Trustee is a Paying Agent) unless either (i) a Responsible Officer shall have actual knowldge thereof or (ii) the Trustee shall have received written notice thereof in accordance with Section 1.5 from the Company or any Holder.

         SECTION 6.4. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. Neither the Trustee nor any Authenticating Agent makes any representation as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee, and any Authenticating Agent, represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that any statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 6.5. May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

         SECTION 6.6. Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 6.7. Compensation and Reimbursement.

         The Company agrees

         (1) to pay to the Trustee such compensation as shall be agreed upon in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and other persons not regularly in its employ), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

         (3) to indemnify the Trustee and its officers, directors, employees and agents for, and to hold each of them harmless against, any and all loss, liability, damage or expense, including taxes (other than taxes based upon the income of the Trustee), arising out of or in connection with the acceptance or administration of this Indenture and the Securities or the issuance of the Securities or a series thereof or this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or willful misconduct.

         To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except funds held in trust for the payment of principal of or any premium or interest (including any Additional Interest) on particular Securities.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

         The provisions of this Section 6.7 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

         SECTION 6.8. Disqualification; Conflicting Interests.

         The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

         SECTION 6.9. Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be

         (1) a corporation organized and doing business under the laws of the United States or of any State or Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by United States Federal, State, Territorial or District of Columbia authority, or

         (2) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by United States Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

         SECTION 6.10. Resignation and Removal; Appointment of Successor.

         (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

         (2) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (3) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

         (4) If at any time:

         (a) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (b) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

         (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

         (6) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 6.11. Acceptance of Appointment by Successor.

         (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (1) or (2) of this Section, as the case may be.

         (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

         SECTION 6.13. Preferential Collection of Claims Against Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         SECTION 6.14. Appointment of Authenticating Agent.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, or of any State or Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by United States Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated:
                                                 _______________________________
                                                                     as Trustee


                                                By______________________________
                                                         as Authenticating Agent

                                                By______________________________
                                                             Authorized Officer"

                                   ARTICLE VII

                HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee:

         (1) on each Regular Record Date for the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such record date, and

         (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar; provided, however, that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished for Securities for which the Trustee acts as Security Registrar.

         SECTION 7.2. Preservation of Information, Communications to Holders.

         (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

         (2) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

         (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

         SECTION 7.3. Reports by Trustee.

         (1) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

         (2) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than 60 days after each December 31 in each calendar year, commencing with the first December 31 after the first issuance of Securities under this Indenture.

         (3) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and also with the Commission. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         SECTION 7.4. Reports by Company.

         The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. The Company also shall comply with the other provisions of Trust Indenture Act Section 314(a).


                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 8.1. Company May Consolidate, Etc., on Certain Terms.

         Nothing contained in this Indenture or in the Securities of any series shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities of each series according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, and executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company, as the case may be, shall have been merged, or by the Person which shall have acquired such property, and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing.

         SECTION 8.2. Successor Person to be Substituted for Company.

         In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver (i) any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication and (ii) any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

         SECTION 8.3. Officers' Certificate and Opinion of Counsel to be Given
                      to Trustee.

                  The Trustee, subject to the provisions of Section 6.1 and 6.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article VIII, complies with the provisions of this Article VIII.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.1. Supplemental Indentures without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

         (2) to establish the form or terms of Securities of any series as permitted by Sections 2.1 or 3.1; or

         (3) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

         (4) to add to, change or eliminate the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to change or eliminate any of the other provisions of this Indenture, provided that any such addition, change or elimination not otherwise permitted under this Section 9.1 shall (i) become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (ii) not apply to any Security then Outstanding, or to surrender any right or power herein conferred upon the Company; or

         (5) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

         (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (6) shall not adversely affect the interest of the Holders of Securities of any series in any material respect; or

         (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

         (8) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

         (9) to add to, delete from or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issue, authentication and delivery of Securities, as herein set forth; or

         (10) to make provision with respect to the conversion or exchange rights of the Holders of any series of Securities pursuant to the requirements of the supplemental indenture, Board Resolution, or other instrument establishing the terms of such series of Securities; or

         (11) subject to Section 9.2(4), to make any change in Article Thirteen that would limit or terminate the benefits available to any holder of Senior Indebtedness under such Article;

provided, however, that so long as any Preferred Securities to which a series of Securities relates remain outstanding, no such modification may be made pursuant to this Section 9.1 that adversely affects the holders of such Preferred Securities in any material respect.

         No consent of the holders of any Preferred Securities shall be required in connection with any supplemental indenture entered into pursuant to this
Section 9.1.

         SECTION 9.2.     Supplemental Indentures with Consent of Holders.

         With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (1) except to the extent permitted by Section 3.11 or Section 3.14 or as otherwise specified as contemplated by Section 2.1 or Section 3.1 with respect to the deferral of the payment of interest on the Securities of any series or the shortening or extension of the Stated Maturity thereof, change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the place of payment where, or the coin or currency in which, any Security or interest (including any Additional Interest) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

         (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

         (3) modify any of the provisions of this Section, Section 5.13 or
Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

         (4) to make provision with respect to the conversion or exchange rights of the Holders of any series of Securities pursuant to the requirements of the supplemental indenture, Board Resolution, or other instrument establishing the terms of such series of Securities; or

         (5) modify the provisions in Article XIII of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof;

provided, further, that, in the case of the Securities of a series issued to a Trust, so long as any of the corresponding series of Preferred Securities issued by such Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, without the prior consent of the holders of a majority of the aggregate liquidation preference of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and, subject to Section 3.7, unpaid interest thereon have been paid in full and (ii) no amendment shall be made to Section 5.8 of this Indenture that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and (subject to Section 3.7) unpaid interest thereon have been paid in full.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of the Holders of Securities or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities or holders of Preferred Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         SECTION 9.3. Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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

         SECTION 9.4. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 9.5. Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 9.6. Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                    ARTICLE X

                                    COVENANTS

         SECTION 10.1. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, including any Additional Interest (subject to (i) the right of the Company to extend an interest payment period or, if so provided pursuant to Section 3.1, to exchange a Security upon the Maturity of such Security for another Security or to shorten or extend a Stated Maturity, and
(ii) the provisions of Section 3.12) on the Securities of that series in accordance with the terms of such Securities and this Indenture.

         SECTION 10.2. Maintenance of Office or Agency.

         The Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where

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

Securities of that series may be surrendered for conversion or exchange or for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, and the Company hereby initially appoints the Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise set forth in, or pursuant to, a Board Resolution or any indenture supplemental hereto with respect to a series of Securities, the Company hereby designates as the Place of Payment for each series of Securities the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent and as its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 10.3. Money for Security Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal and


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

premium (if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

         (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

         (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent,

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

before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 10.4. Statement as to Compliance.

         The Company shall deliver to the Trustee, within 120 days after the end of each calendar year of the Company ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

         SECTION 10.5. Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 3.1, 9.1(3) or 9.1(4) with respect to the Securities of any series, if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

         SECTION 10.6.      Additional Covenants.

         The Company covenants and agrees with each Holder of Securities of each series that it shall not, and shall not permit any Subsidiary of the Company to,
(i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or redeem any debt securities of the Company (including any Other Debentures) that rank pari passu in all respects with or junior in interest to the Securities or
(iii)

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

make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation or extension of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Guarantee with respect to the Preferred Securities relating to such series of Securities and (d) as a result of a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock; (e) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; and (f) acquisitions of common stock of the Company in connection with the satisfaction by the Company or any of its Subsidiaries of its obligations under any benefit plan for its directors, officers or employees), if at such time (i) there shall have occurred and be continuing any event of which the Company has actual knowledge (A) that is, or with the giving of notice or the lapse of time, or both, would constitute an Event of Default with respect to the Securities of such series and (B) in respect of which the Company shall not have taken reasonable steps to cure, (ii) if the Securities of such series are held by a Trust, the Company shall be in default with respect to its payment of any obligations under the Guarantee relating to the Preferred Securities issued by such Trust or (iii) the Company shall have given notice of its election to begin an Extension Period with respect to the Securities of such series as provided herein and shall not have rescinded such notice, and such Extension Period, or any extension thereof, shall be continuing.

         The Company also covenants with each Holder of Securities of a series issued to a Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) to use its reasonable efforts to cause such Trust (a) to remain a business trust, except as permitted by the related Declaration of Trust, and
(b) to otherwise continue to be classified as a grantor trust and not an association taxable as a corporation or a partnership for United States Federal income tax purposes and (iii) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an individual beneficial interest in the Securities of such Series.

         SECTION 10.7      Payment of Expenses.


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

         In connection with the offering, sale and issuance of the Securities to any of the Trusts and in connection with the sale of Preferred Securities by any such Trust, the Company, in its capacity as borrower with respect to the Securities, shall:

         (1) pay all costs and expenses relating to the offering, sale and issuance of the Securities, including commissions to underwriters payable pursuant to an underwriting agreement;

         (2) pay all costs and expenses of each Trust, including, but not limited to, costs and expenses relating to the organization of such Trust, the offering, sale and issuance of Preferred Securities by such Trust (including commissions to the underwriters in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee of such Trust, the costs and expenses relating to the operation of such Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of such Trust's assets;

         (3) pay any indemnification obligations of each Trust arising with respect to the related Declaration of Trust;

         (4) pay any and all taxes (other than United States withholding taxes attributable to each Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of each Trust; and

         (5) pay all other fees, expenses, debts and obligations (other than the Preferred Securities) related to each Trust.


                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         SECTION 11.1.     Applicability of This Article.

         Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; provided, however, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern. Except as otherwise set forth in the form of Security for such series, each Security of such series shall be subject to partial redemption only in the amount specified as contemplated in
Section 3.1.

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


         SECTION 11.2. Election to Redeem; Notice to Trustee.

         In case of any redemption at the election of the Company of less than all of the Securities of any particular series and having the same terms, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities of that series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

         SECTION 11.3. Selection of Securities to be Redeemed.

         If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

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


         SECTION 11.4. Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

         With respect to Securities of each series to be redeemed, each notice of redemption shall state:

         (1) the Redemption Date;

         (2) the Redemption Price;

         (3) if less than all Outstanding Securities of such particular series and having the same terms are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

         (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date;

         (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

         (6) that the redemption is for a sinking fund, if such is the case;

         (7) the CUSIP number (or any other numbers used by a Depository to identify such Securities), if any, of the Securities to be redeemed; and

         (8) if the Securities of such series are convertible into or exchangeable for another security at the option of the Holder, that a Holder of such Series who desires to convert or exchange the Securities called for redemption must satisfy the requirements for conversion or exchange contained in such Securities, the then existing conversion or exchange price or rate, and the date and time when the option to convert or exchange shall expire.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any


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defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         SECTION 11.5.     Deposit of Redemption Price.

         Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and any accrued interest (including any Additional Interest) on, all the Securities which are to be redeemed on that date.

         SECTION 11.6.     Payment of Securities Called for Redemption.

         If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be redeemed by the Company at the applicable Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

         Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

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                                   ARTICLE XII

                                  SINKING FUNDS

         SECTION 12.1. Applicability of Article.

         The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 3.1 for such Securities.

         The minimum amount of any sinking fund payment provided for by the terms of any Securities of any series is herein referred to as a "mandatory sinking fund payment", and any sinking fund payment in excess of such minimum amount which is permitted to be made by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

         SECTION 12.2. Satisfaction of Sinking Fund Payments with Securities.

         In lieu of making all or any part of a mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than 16 months and no less than 30 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired by the Company, except Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the redemption price for such Securities, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 12.3. Redemption of Securities for Sinking Fund.

         Not less than 30 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to

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

the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash in the currency in which the Securities of such series are payable (except as provided pursuant to Section 3.1) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Such Officers' Certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the succeeding sinking fund payment date. In the case of the failure of the Company to deliver such Officers' Certificate (or, as required by this Indenture, the Securities and coupons, if any, specified in such Officers' Certificate), the sinking fund payment due on the succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit securities as provided in Section 12.2 and without the right to make the optional sinking fund payment with respect to such series at such time.

         Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or, if the Company is acting as its own Paying Agent, segregated and held in trust by the Company as provided in Section 10.3) for such series and together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section 12.3. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 10.3) on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the

Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 11.6. On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 10.3) in cash a sum in the currency in which Securities of such series are payable (except as provided pursuant to Section 3.1) equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 12.3.

         Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this
Article XII. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities and coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys may be applied pursuant to the provisions of this Section 12.3.

                                  ARTICLE XIII

                           SUBORDINATION OF SECURITIES

         SECTION 13.1. Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of, premium, if any, and interest (including any Additional Interest) on each

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

and all of the Securities is hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness.

         SECTION 13.2. Payment of Proceeds Upon Dissolution, Etc.

         Upon any payment or distribution of assets of the Company to creditors upon any liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshalling of assets or liabilities or any bankruptcy, insolvency or similar proceedings of the Company (each such event, if any, herein sometimes referred to as a "Proceeding"):

         (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due on or to become due on or in respect of all Senior Indebtedness (including any interest accruing thereon after the commencement of any such Proceeding, whether or not allowed as a claim against the Company in such Proceeding) before the Holders of the Securities are entitled to receive any payment or distribution (excluding any payment described in the last paragraph of this Section 13.2 or any payment described in Section 13.9), on account of the principal of, premium, if any, or interest (including any Additional Interest) on the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company or any Subsidiary of the Company (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a "Securities Payment"); and

         (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or the Designated Senior Holders, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received in connection with any Proceeding any Securities Payment before all Senior Indebtedness is paid in full or payment thereof is provided for in cash, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee,

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

custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash after giving effect to any concurrent payment to or for the holders of Senior Indebtedness.

         For purposes of this Article only, the words "payment or distribution" or "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment, which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all of its properties and assets to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease such properties and assets, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article VIII.

         SECTION 13.3. No Payment When Senior Indebtedness in Default.

         In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment shall be made, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Senior Indebtedness (including, without limitation, amounts that have become and remain due by acceleration) shall have been paid in full in cash. "Senior Payment Default" means any default in the payment of the principal of, premium, if any, or interest on any Senior Indebtedness when due, whether at the stated maturity of any such payment or by declaration of acceleration, call for redemption, notice of the exercise of an option to require such repayment, mandatory payment or prepayment or otherwise.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the

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

receipt by the Company or the Trustee of written notice of such Senior Nonmonetary Default from any holder or the Designated Senior Holder of the Senior Indebtedness to which such Senior Nonmonetary Default relates, no Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt by the Company or the Trustee of such written notice and ending on the earlier of (i) the date, if any, on which the Senior Indebtedness to which such Senior Nonmonetary Default relates is discharged or such Senior Nonmonetary Default shall have been cured or waived in writing or shall have ceased to exist and any acceleration of Senior Indebtedness to which such Senior Nonmonetary Default relates shall have been rescinded or annulled and (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no Payment Blockage Period is in effect. Following the commencement of any Payment Blockage Period, the holders of Senior Indebtedness shall be precluded from commencing a subsequent Payment Blockage Period until the conditions set forth in the preceding sentence shall have been satisfied. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or may be made, the basis for the commencement of a subsequent Payment Blockage Period by any holder of Senior Indebtedness or a Designated Senior Holder unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means any default (other than a Senior Payment Default) or any event (other than a Senior Payment Default) which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument or agreement pursuant to which any Senior Indebtedness is outstanding, permitting one or more holders of such Senior Indebtedness or a Designated Senior Holder to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

         In the event that, notwithstanding the foregoing, the Company shall make any Securities Payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, then in such event such Securities Payment shall be held in trust and paid over and delivered forthwith to the Designated Senior Holders under the Senior Indebtedness or, if there is no Designated Senior Holder with respect to such Senior Indebtedness, to the holders of such Senior Indebtedness.

         The provisions of this Section shall not apply to any Securities Payment with respect to which Section 13.2 hereof would be applicable.

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         SECTION 13.4. Payment Permitted If No Default.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 13.2 hereof or under the conditions described in Section 13.3 hereof, from making Securities Payments. Nothing in this Article shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities upon the occurrence of an Event of Default, but, in that event, no payment may be made in violation of the provisions of this Article with respect to the Securities. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify the holders of the Senior Indebtedness (or their representatives) of such acceleration.

         SECTION 13.5. Subrogation To Rights of Holders of Senior Indebtedness.

         Subject to the payment in full in cash of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest (including Additional Interest) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION 13.6. Provisions Solely To Define Relative Rights.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of, premium, if any, and interest (including Additional Interest) on the Securities as and


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

when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder or, under the conditions specified in Section 13.3, to prevent any payment prohibited by such Section or enforce their rights pursuant to the penultimate paragraph in Section 13.3.

         SECTION 13.7. Trustee To Effectuate Subordination

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of the Senior Indebtedness and their agents, trustees or other representatives are authorized to do so (but shall in no event be liable for any failure to do so,) for and on behalf of the Holders of the Securities.

         SECTION 13.8. No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce the subordination provisions provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to

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

the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; and (vi) apply any sums received by them to Senior Indebtedness.

         SECTION 13.9. Trust Moneys Not Subordinated.

         Notwithstanding anything contained herein to the contrary, payments from money held in trust by the Trustee under Article Four for the payment of the principal of, premium, if any, and interest (including any Additional Interest) on any series of Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article, and no Holder of such Securities nor the Trustee shall be obligated to pay over any such amount to the Company, any holder of Senior Indebtedness, any Designated Senior Holder or any other creditor of the Company.

         SECTION 13.10. Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition, unless and until the Trustee shall have received written notice thereof from the Company, any holder of Senior Indebtedness or any Designated Senior Holder; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 6.1 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if prior to the close of business on the second Business Day immediately preceding the date upon which by the terms hereof any monies become payable hereunder (including, without limitation, the payment of either the principal of, premium, if any, or interest on a Security), the Trustee or any Paying Agent shall not have received with respect to such monies the notice provided for in this Section 13.10, then, anything herein contained to the contrary notwithstanding, the Trustee or

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such Paying Agent shall have full power and authority to receive such monies and apply the same to the purpose for which they were received on the date payment is due and, unless such payment is not made on that date, shall not be affected by any notice to the contrary which may be received by it on or after the date upon which such monies become due and payable. Any notice required or permitted to be given to the Trustee by the Company, a holder of Senior Indebtedness or any Designated Senior Holder shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee to a facsimile number provided by the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to it attention of its Corporate Trustee Administration Department, at the Corporate Trust Office or at any other address furnished in writing to the Company, such holder of Senior Indebtedness or such Designated Senior Holder.

         Subject to the provisions of Section 6.1 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or Designated Senior Holder to establish that such notice has been given by such holder of Senior Indebtedness or Designated Senior Holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person representing himself to be a holder of Senior Indebtedness or Designated Senior Holder to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, or if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 13.11. Reliance On Judicial Order or Certificate of Liquidating
                        Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

         SECTION 13.12. Trustee Not Fiduciary For Holders of Senior
                        Indebtedness.

         Subject to the provisions of Section 6.1, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         SECTION 13.13. Rights of Trustee As Holder of Senior Indebtedness;
                        Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7 hereof.

         SECTION 13.14. Article Applicable To Paying Agents.

         In case at any time any Paying Agent other than the Trustee (or the Company or an Affiliate of the Company) shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

         SECTION 13.15. Reliance by Holders of Senior Indebtedness on
                        Subordination Provisions.

         Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be

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deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         SECTION 14.1. No Recourse Against Others.

         An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Securities.

         SECTION 14.2. Additional Interest.

         Whenever there is mentioned in this Indenture, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security of any series, such mention shall be deemed to include mention of the payment of Additional Interest provided for by the terms of such series of Securities to the extent that, in such context, Additional Interest is, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Interest in any provisions hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

                                     * * * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.




                                       AMERICAN GENERAL CORPORATION
[CORPORATE SEAL]

                                       By /s/ ELLEN H. MASTERSON
                                          --------------------------------------
                                          Name:  Ellen H. Masterson
                                          Title: Senior Vice President and
                                                 Chief Financial Officer




Attest:                                By: /s/ JAMES L. GLEAVES
                                          --------------------------------------
                                          Name:  James L. Gleaves
                                          Title: Vice President and Treasurer


/S/ PATRICIA W. NEIGHBORS
--------------------------


                                       BANKERS TRUST COMPANY, as Trustee

[CORPORATE SEAL]

                                       By: /s/ KEVIN WEEKS
                                          --------------------------------------

Attest:



/S/ SANDRA J. SHAFFER
----------------------


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


STATE OF TEXAS:          ss.
                         ss.
COUNTY OF HARRIS:        ss.

         On the 13th day of March, 1998, before me personally came Ellen H. Masterson, to me known, who, being by me duly sworn, did depose and say that she is Senior Vice President and Chief Financial Officer of AMERICAN GENERAL CORPORATION, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.



                                       /s/ PAMELA THOMPSON
                                       -----------------------------------------
                                       Notary Public

                                       Pamela Thompson
                                       Notary Public, State of Texas
                                       My Commission Expires
                                       8/22/98



STATE OF TEXAS:          ss.
                         ss.
COUNTY OF HARRIS:        ss.

         On the 13th day of March, 1998, before me personally came James L. Gleaves, to me known, who, being by me duly sworn, did depose and say that he is Vice President and Treasurer of AMERICAN GENERAL CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                      /s/ PAMELA THOMPSON
                                      ------------------------------------------
                                      Notary Public

                                      Pamela Thompson
                                      Notary Public, State of Texas
                                      My Commission Expires
                                      8/22/98

STATE OF NEW YORK:                 ss.
                                   ss.
COUNTY OF NEW YORK:                ss.

         On the 12th day of March, 1998, before me personally came Kevin Weeks, to me known, who, being by me duly sworn, did depose and say that he resides at Monroe, New York; that he is a Assistant President of Bankers Trust Company, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by authority of the bylaws of said corporation.

                                       /s/MARGARET BEREZA
                                       -----------------------------------------
                                       Notary Public

                                       Margaret Bereza
                                       Notary Public, State of New York
                                       Commission Expires 2/22/2000

                                       88